STATEMENT OF ADDITIONAL INFORMATION

                         INDIVIDUAL AND GROUP FIXED AND
                       VARIABLE DEFERRED ANNUITY CONTRACTS

                                    issued by

                       CONSECO VARIABLE ANNUITY ACCOUNT F
          (formerly Great American Reserve Variable Annuity Account F)

                                       and

                       CONSECO VARIABLE INSURANCE COMPANY
               (formerly Great American Reserve Insurance Company)


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1999, FOR THE INDIVIDUAL AND GROUP FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS WHICH ARE DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL US AT (800) 342-6307 OR WRITE US AT OUR ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, CARMEL, INDIANA 46032.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 1999.



                                TABLE OF CONTENTS

                                                                            PAGE
COMPANY...................................................................   3

INDEPENDENT ACCOUNTANTS...................................................   3

LEGAL OPINIONS............................................................   3

DISTRIBUTION..............................................................   3
    Reduction or Elimination of the Contingent Deferred Sales Charge......   3

CALCULATION OF PERFORMANCE INFORMATION....................................   4
    Total Return..........................................................   4
    Performance Information...............................................   5
    Historical Unit Values................................................   5
    Reporting Agencies....................................................   6
FEDERAL TAX STATUS........................................................   7
    General...............................................................   7
    Diversification.......................................................   8
    Multiple Contracts....................................................   9
    Contracts Owned by Other than Natural Persons.........................   9
    Tax Treatment of Assignments..........................................   9
    Income Tax Withholding................................................  10
    Tax Treatment of Withdrawals - Non-Qualified Contracts................  10
    Qualified Plans.......................................................  11
    Tax Treatment of Withdrawals - Qualified Contracts....................  15
    Tax-Sheltered Annuities - Withdrawal Limitations......................  16
    Mandatory Distributions - Qualified Plans.............................  16

ANNUITY PROVISIONS........................................................  16
    Variable Annuity Payout...............................................  16
    Annuity Unit..........................................................  17
    Fixed Annuity Payout..................................................  17

FINANCIAL STATEMENTS .....................................................  17



COMPANY

     Information regarding Conseco Variable Insurance Company ("Company" or "Conseco Variable") is contained in the prospectus. On October 7, 1998, the Company changed its name from Great American Reserve Insurance Company to its present name.

INDEPENDENT ACCOUNTANTS

     The financial statements of Conseco Variable as of December 31, 1998 and 1997, and for the years ended December 31, 1998, 1997 and 1996, included in the prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report appearing therein.

LEGAL OPINIONS

     Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts described in the prospectus.

DISTRIBUTION

     Conseco Equity Sales, Inc., an affiliate of the Company, acts as the distributor. The offering is on a continuous basis.

REDUCTION OR ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

The amount of the Contingent Deferred Sales Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Contingent Deferred Sales Charge will be determined by the Company after examination of all the relevant factors such as:

     1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     2. The total amount of purchase payments to be received will be considered. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

     3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

     If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Contingent Deferred Sales Charge.

     The Contingent Deferred Sales Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the Contingent Deferred Sales Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

     From time to time, we may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

     Any such advertisement will include standardized average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Charge, a .15% Administrative Charge, the expenses for the underlying investment portfolio being advertised and any applicable Contract Maintenance Charges and Contingent Deferred Sales Charges.

     The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Contract Maintenance Charge and Contingent Deferred Sales Charge. The deduction of any Contract Maintenance Charge and Contingent Deferred Sales Charge would reduce any percentage increase or make greater any percentage decrease.

     The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Contingent Deferred Sales Charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                P (1 + T)^n = ERV
   Where:
   P =   a hypothetical initial payment of $1,000
   T =   average annual total return
   n =   number of years
   ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

     You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an your total return may be in any future period.

Performance Information

     The Contracts are relatively new and therefore do not have a meaningful investment performance history. However, the corresponding Portfolios have been in existence for some time and consequently have investment performance history. In order to demonstrate how the actual investment experience of the Portfolios affects Accumulation Unit values, the Company may develop performance information. The information will be based upon the historical experience of the Portfolios and will be for the periods shown.

     Actual performance will vary and the results which may be shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially. The performance of the Accumulation Units will be calculated for a specified period of time assuming an initial Purchase Payment of $1,000 allocated to each Portfolio and a deduction of all charges and deductions (see "Expenses" in the Prospectus for more information).

     Performance may also be shown without certain charges being included. If the charges were included in the calculations, the performance would be lower. The percentage increases are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value.

HISTORICAL UNIT VALUES

     The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

     In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

     The  Company  may also  distribute  sales  literature  which  compares  the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

     The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

     The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger. Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

FEDERAL TAX STATUS

     NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended ("Code") governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For non-qualified Contracts, this cost basis is generally the purchase payments, while for qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.


DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     Regulations issued by the Treasury Department ("the Regulations") amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Company intends that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Separate Account.

     Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

     The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

     An assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisers should they wish to assign or pledge your Contract.

     If the Contract is issued pursuant to a retirement plan which receives favorable treatment under the provision of Section 408 of the Code, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

INCOME TAX WITHHOLDING

     All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in many cases, may elect not to have taxes withheld or to have withholding done at a different rate.

     Certain  distributions from retirement plans qualified under Section 401 or
Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after you reach age 59 1/2; (b) after your death; (c) if you become totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

     With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

     The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED PLANS

The Contracts are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a. TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b. INDIVIDUAL RETIREMENT ANNUITIES

The Contracts offered by the prospectus are designed to be suitable for use as an Individual Retirement Annuity (IRA). Generally, individuals who purchase IRAs are not taxed on increases to the value of the contributions until distribution occurs. Following is a general description of IRAs with which the Contract may be used. The description is not exhaustive and is for general informational purposes only.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   SIMPLE IRAs

Section 408(p) of the Code permits certain employers (generally those with less than 100 employees) to establish a retirement program for employees using Savings Incentive Match Plan Retirement Annuities ("SIMPLE IRA"). SIMPLE IRA programs can only be established with the approval of and adoption by the employer of the Contract Owner of the SIMPLE IRA. Contributions to SIMPLE IRAs will be made pursuant to a salary reduction agreement in which an Owner would authorize his/her employer to deduct a certain amount from his/her pay and contribute it directly to the SIMPLE IRA. The Owner's employer will also make contributions to the SIMPLE IRA in amounts based upon certain elections of the employer. The only contributions that can be made to a SIMPLE IRA are salary reduction contributions and employer contributions as described above, and rollover contributions from other SIMPLE IRAs. Purchasers of Contracts to be qualified as SIMPLE IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   ROTH IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held a Roth IRA for at least five taxable years and, in addition, that the distribution is made: (i) after the individual reaches age 59 1/2, (ii) on the individual's death or disability, or (iii) as a qualified first-time home purchase (subject to a $10,000 lifetime maximum) for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions and conversions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, ("conversion deposits") unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998. In addition, distribution of amounts attributable to conversion deposits held for less than 5 taxable years will also be subject to the penalty tax.

Purchasers of Contracts intended to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c. PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Special considerations apply to plans covering self-employed individuals, including limitations on contributions and benefits for key employees or 5 percent owners. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d. GOVERNMENT AND TAX-EXEMPT ORGANIZATION'S DEFERRED COMPENSATION PLAN

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans. While participants in such Plans may be permitted to specify the form of investment in which their Plan accounts will participate, all such investments are owned by the sponsoring employer and are subject to the claims of its creditors until December 31, 1998, or such earlier date as may be established by Plan amendment. However, amounts deferred under a Plan created on or after August 20, 1996 and amounts deferred under any 457 Plan after December 31, 1998 must be held in trust, custodial account or annuity contract for the exclusive benefit of Plan participants and their beneficiaries. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $7,500 ($8,000 beginning in 1998, as indexed for inflation) or 33 1/3 percent of the participant's includable compensation. However, in limited circumstances, up to $15,000 may be deferred in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). This penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years after the Owner first participated in the SIMPLE IRA. To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) made to an alternate payee pursuant to a qualified domestic relations order;(g) from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (h) from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (i) distributions up to $10,000 from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual  Retirement  Annuity  without the  requirement  that there be a separation from service. With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

TAX-SHELTERED ANNUITIES - WITHDRAWAL LIMITATIONS

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); (5) in the case of hardship; or (6) made pursuant to a qualified domestic relations order, if otherwise permissible. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers and transfers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

MANDATORY DISTRIBUTIONS - QUALIFIED PLANS

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

ANNUITY PROVISIONS

     The Company makes available payment plans on a fixed and variable basis.

VARIABLE ANNUITY PAYOUT

     A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The Annuity Table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

     1. The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each investment portfolio as of the annuity date. This sets the number of annuity units for each monthly payment for the applicable investment portfolio.

     2. The fixed number of annuity units for each payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable investment portfolio.

     The total dollar amount of each variable annuity payment is the sum of all variable annuity payments reduced by the applicable portion of the Contract Maintenance Charge.

ANNUITY UNIT

     The value of an annuity unit was arbitrarily set initially at $10. The annuity unit value at the end of any subsequent valuation period is determined as follows:

     1. The net investment factor for the current valuation period is multiplied by the value of the annuity unit for the immediately preceding valuation period.

     2. The result in (1) is then divided by the assumed investment rate factor which equals 1.00 plus the assumed investment rate for the number of days assumed investment rate.

FIXED ANNUITY PAYOUT

     A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the investment portfolios. The dollar amount of each fixed annuity payment is determined in accordance with Annuity Tables contained in the Contract.

                              FINANCIAL STATEMENTS

     The financial statements of the Company included in the prospectus should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.


Table of Contents

December 31, 1998


================================================================================
Great American Reserve Variable Annuity Account F                           Page

Statement of Assets and Liabilities as of December 31, 1998 ................   2
Statement of Operations for the Period February 12, 1998,
through December 31, 1998 ..................................................   4
Statement of Changes in Net Assets for the Period
February 12, 1998, through December 31, 1998 ...............................   4
Notes to Financial Statements ..............................................   5
Report of Independent Accountants ..........................................   7

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT F

Statement of Assets and Liabilities

December 31, 1998


====================================================================================================================================
                                                                                             SHARES          COST           VALUE
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Market value adjustment cash account................................................                 $    120,019   $    120,019
   Investments in portfolio shares, at net asset value (Note 2):
     The Alger American Fund:
       Growth Portfolio................................................................     114,219.6      5,158,600      6,078,770
       Leveraged AllCap Portfolio......................................................      46,592.2      1,343,565      1,626,068
       MidCap Growth Portfolio.........................................................      66,801.8      1,704,451      1,928,568
       Small Capitalization Portfolio..................................................      39,050.4      1,555,610      1,717,050
     American Century Variable Portfolios, Inc.:
       International Fund..............................................................     168,863.7      1,249,909      1,286,741
       Value Fund......................................................................     260,101.3      1,688,956      1,750,482
       Income and Growth Fund..........................................................     626,059.4      3,797,751      4,244,683
     Berger Institutional Products Trust:
       100 Fund........................................................................      62,197.4        690,863        801,724
       Growth and Income Fund..........................................................     112,793.2      1,640,635      1,875,751
       Small Company Growth Fund.......................................................      89,578.3      1,048,905      1,100,022
       BIAM International Fund.........................................................      19,979.3        206,916        223,968
     Conseco Series Trust:
       Asset Allocation Portfolio......................................................     307,340.7      4,080,368      4,200,729
       Common Stock Portfolio..........................................................     225,197.2      4,289,694      4,861,045
       Corporate Bond Portfolio........................................................     319,581.0      3,234,166      3,210,200
       Government Securities Portfolio.................................................     132,405.0      1,624,581      1,608,197
       Money Market Portfolio..........................................................   8,068,401.7      8,068,402      8,068,402
     Dreyfus Stock Index Fund..........................................................     458,871.2     13,427,073     14,922,491
     The Dreyfus Socially Responsible Growth Fund, Inc.................................      84,028.9      2,401,597      2,611,619
     Dreyfus Variable Investment Fund:
       Disciplined Stock Portfolio.....................................................      30,233.8        631,587        693,866
       International Value Portfolio...................................................      10,435.8        140,686        140,361
     Federated Insurance Series:
       High Income Bond Fund II........................................................     408,003.6      4,373,887      4,455,399
       International Equity Fund II....................................................      36,934.0        501,326        568,414
       Utility Fund II.................................................................     169,884.2      2,407,864      2,594,132
     Invesco Variable Investment Funds, Inc.:
       High Yield Portfolio............................................................     100,631.8      1,227,523      1,139,152
       Industrial Income Portfolio.....................................................      44,540.0        795,029        828,889
     Janus Aspen Series:
       Aggressive Growth Portfolio.....................................................      88,455.0      2,016,298      2,440,473
       Growth Portfolio................................................................     228,817.8      4,586,279      5,386,372
       Worldwide Growth Portfolio......................................................     285,876.6      7,688,261      8,316,150
     Lazard Retirement Series, Inc.:
       Equity Portfolio................................................................      93,247.5        918,253      1,030,385
       Small Cap Portfolio.............................................................      44,590.6        415,147        424,503
     Lord Abbett Series Fund, Inc.:
       Growth and Income Portfolio.....................................................     125,804.8      2,575,285      2,597,742
     Mitchell Hutchins Series Trust:
       Growth & Income Portfolio.......................................................      17,622.4        254,859        260,988
     Neuberger & Berman Advisers Management Trust:
       Limited Maturity Bond Portfolio.................................................     228,925.9      3,123,523      3,163,756
       Partners Portfolio..............................................................     164,122.1      2,950,195      3,106,832
     Strong Variable Insurance Funds, Inc.:
       Growth Fund II..................................................................      41,866.2        577,665        670,697
     Strong Opportunity Fund II, Inc...................................................      91,192.0      1,867,677      1,980,691
     Van Eck Worldwide Insurance Trust:
       Worldwide Bond Fund.............................................................      28,186.3        338,407        346,128
       Worldwide Emerging Markets Fund.................................................      34,233.7        253,667        243,744
       Worldwide Hard Assets Fund......................................................       9,580.0         88,437         88,136
       Worldwide Real Estate Fund......................................................      22,903.2        221,569        218,497
------------------------------------------------------------------------------------------------------------------------------------

         Total assets...............................................................................................    102,931,836

Liabilities:
   Amounts due to Conseco Variable Insurance Company................................................................        112,378
------------------------------------------------------------------------------------------------------------------------------------
         Net assets (Note 6)........................................................................................   $102,819,458
====================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT F

December 31, 1998


====================================================================================================================================
                                                                                             UNITS       UNIT VALUE   REPORTED VALUE
------------------------------------------------------------------------------------------------------------------------------------
Net assets attributable to:
   Contract owners' deferred annuity reserves:
     Market value adjustment accounts - 1 Year.........................................                                $    120,019
     The Alger American Fund:
       Growth Portfolio................................................................     436,443.0   $  13.912974      6,072,221
       Leveraged AllCap Portfolio......................................................     109,259.4      14.867397      1,624,403
       MidCap Growth Portfolio.........................................................     155,495.9      12.390612      1,926,689
       Small Capitalization Portfolio..................................................     153,227.2      11.196182      1,715,560
     American Century Variable Portfolios, Inc.:
       International Fund..............................................................     115,686.6      11.110331      1,285,316
       Value Fund......................................................................     171,138.0      10.217429      1,748,590
       Income and Growth Fund..........................................................     351,624.7      12.058202      4,239,961
     Berger Institutional Products Trust:
       100 Fund........................................................................      74,888.9      10.694410        800,893
       Growth and Income Fund..........................................................     153,113.7      12.236958      1,873,646
       Small Company Growth Fund.......................................................     112,139.8       9.799291      1,098,891
       BIAM International Fund.........................................................      20,703.6      10.805593        223,714
     Conseco Series Trust:
       Asset Allocation Portfolio......................................................     399,216.7      10.510299      4,195,887
       Common Stock Portfolio..........................................................     446,343.6      10.878030      4,855,339
       Corporate Bond Portfolio........................................................     308,575.7      10.392020      3,206,724
       Government Securities Portfolio.................................................     153,270.2      10.479885      1,606,254
       Money Market Portfolio..........................................................     779,777.0      10.335375      8,059,287
     Dreyfus Stock Index Fund..........................................................   1,229,906.4      12.119694     14,906,089
     The Dreyfus Socially Responsible Growth Fund, Inc.................................     212,780.0      12.260875      2,608,869
     Dreyfus Variable Investment Fund:
       Disciplined Stock Portfolio.....................................................      64,621.8      10.726492        693,166
       International Value Portfolio...................................................      14,880.5       9.423371        140,225
     Federated Insurance Series:
       High Income Bond Fund II........................................................     449,247.9       9.906275      4,450,373
       International Equity Fund II....................................................      49,555.0      11.457418        567,772
       Utility Fund II.................................................................     227,544.8      11.387984      2,591,277
     Invesco Variable Investment Funds, Inc.:
       High Yield Portfolio............................................................     119,636.8       9.512365      1,138,029
       Industrial Income Portfolio.....................................................      80,397.0      10.299751        828,069
     Janus Aspen Series:
       Aggressive Growth Portfolio.....................................................     189,516.1      12.863730      2,437,884
       Growth Portfolio................................................................     424,913.2      12.663149      5,380,740
       Worldwide Growth Portfolio......................................................     698,806.4      11.887497      8,307,059
     Lazard Retirement Series, Inc.:
       Equity Portfolio................................................................      93,996.5      10.950014      1,029,263
       Small Cap Portfolio.............................................................      45,538.3       9.311319        424,022
     Lord Abbett Series Fund, Inc. :
       Growth and Income Portfolio.....................................................     240,000.3      10.812166      2,594,923
     Mitchell Hutchins Series Trust:
       Growth and Income Portfolio.....................................................      23,636.4      11.029509        260,698
     Neuberger & Berman Advisers Management Trust:
       Limited Maturity Bond Portfolio.................................................     308,952.7      10.228889      3,160,242
       Partners Portfolio..............................................................     308,590.6      10.056279      3,103,273
     Strong Variable Insurance Funds, Inc.:
       Growth Fund II..................................................................      53,572.2      12.505960        669,972
     Strong Opportunity Fund II, Inc...................................................     181,751.9      10.886238      1,978,595
     Van Eck Worldwide Insurance Trust:
       Worldwide Bond Fund.............................................................      31,389.1      11.014099        345,723
       Worldwide Emerging Markets Fund.................................................      36,152.7       6.734480        243,470
       Worldwide Hard Assets Fund......................................................      12,475.6       7.058843         88,064
       Worldwide Real Estate Fund......................................................      25,254.3       8.642784        218,267
------------------------------------------------------------------------------------------------------------------------------------
         Net assets.................................................................................................   $102,819,458
====================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT F

Statement of Operations

For the Period February 12, 1998, through December 31,1998

====================================================================================================================================
Investment income:
   Dividends from investments in portfolio shares...................................................................   $  1,088,426
Expenses:
   Mortality and expense risk fees..................................................................................        378,316
   Administrative fees..............................................................................................         45,397
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses.................................................................................................        423,713
------------------------------------------------------------------------------------------------------------------------------------
       Net investment income........................................................................................        664,713
------------------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) and unrealized appreciation (depreciation) on investments:
   Net realized losses on sales of investments in portfolio shares..................................................       (516,677)
   Net change in unrealized appreciation of investments in portfolio shares.........................................      7,646,351
------------------------------------------------------------------------------------------------------------------------------------
     Net gain on investments in portfolio shares....................................................................      7,129,674
------------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from operations...................................................................   $  7,794,387
====================================================================================================================================



Statement of Changes in Net Assets

For the Period February 12, 1998, through December 31,1998

====================================================================================================================================
Changes from operations:
   Net investment income............................................................................................   $    664,713
   Net realized losses on sales of investments in portfolio shares..................................................       (516,677)
   Net change in unrealized appreciation of investments in portfolio shares.........................................      7,646,351
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from operations.....................................................................      7,794,387
------------------------------------------------------------------------------------------------------------------------------------
Changes from contract owners' transactions:
   Net contract purchase payments...................................................................................     95,358,778
   Contract redemptions.............................................................................................       (690,158)
   Net transfers from fixed account.................................................................................        356,451
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from contract owners' transactions..................................................     95,025,071
------------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets...................................................................................    102,819,458
Net assets, beginning of period.....................................................................................             --
------------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period....................................................................................   $102,819,458
====================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT F

Notes to Financial Statements

December 31, 1998


(1)  General

     Conseco Variable Insurance Company (the "Company") (formerly Great American Reserve Insurance Company prior to its name change in October 1998) established two separate accounts within Great American Reserve Variable Annuity Account F ("Account F"). It is anticipated that on May 1, 1999, a filing will be made with the Securities and Exchange Commission to change the name of Great American Reserve Variable Account F to Conseco Variable Account F. Both accounts were established on September 26, 1997, and commenced operations on February 12, 1998. Account F is a segregated investment account for individual and group variable annuity contracts which are registered under the Securities Act of 1933. One account, also named Great American Reserve Variable Annuity Account F ("Variable Account"), which serves the variable annuity portion of the contract, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The other account, Conseco Variable Market Value Adjustment Account ("MVA"), offers investment options which pay fixed rates of interest as declared by the company for specified periods (one, three and five years) from the date amounts are allocated to the MVA. The MVA is not registered as an investment company under the Investment Company Act of 1940. The operations of Account F are included in the operations the Company pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange.

     Besides the three guarantee periods of the MVA option, the following Variable Account investment options are currently available:

THE ALGER AMERICAN FUND
     Growth Portfolio
     Leveraged AllCap Portfolio
     MidCap Growth Portfolio
     Small Capitalization Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     Income and Growth Fund
     International Fund
     Value Fund

BERGER INSTITUTIONAL PRODUCTS TRUST
     100 Fund
     Growth and Income Fund
     Small Company Growth Fund
     BIAM International Fund

CONSECO SERIES TRUST
     Asset Allocation Portfolio
     Common Stock Portfolio
     Corporate Bond Portfolio
     Government Securities Portfolio
     Money Market Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

DREYFUS STOCK INDEX FUND

DREYFUS VARIABLE INVESTMENT FUND
     International Value Portfolio
     Disciplined Stock Portfolio

FEDERATED INSURANCE SERIES
     High Income Bond Fund II
     International Equity Fund II
     Utility Fund II

INVESCO VARIABLE INVESTMENT FUNDS, INC.
     High Yield Portfolio
     Industrial Income Portfolio

JANUS ASPEN SERIES
     Aggressive Growth Portfolio
     Growth Portfolio
     Worldwide Growth Portfolio

LAZARD RETIREMENT SERIES, INC.
     Equity Portfolio
     Small Cap Portfolio

LORD ABBETT SERIES FUND, INC.
     Growth and Income Portfolio

MITCHELL HUTCHINS SERIES TRUST
     Growth and Income Portfolio

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
     Limited Maturity Bond Portfolio
     Partners Portfolio

STRONG VARIABLE INSURANCE FUNDS, INC.
     Growth Fund II

STRONG OPPORTUNITY FUND II, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST
     Worldwide Bond Fund
     Worldwide Emerging Markets Fund
     Worldwide Hard Assets Fund
     Worldwide Real Estate Fund

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)  Summary of Significant Accounting Policies

INVESTMENT VALUATION, TRANSACTIONS AND INCOME

     Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. Account F does not hold any investments which are restricted as to resale.

     Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the Variable Account F as of the beginning of the valuation date.

FEDERAL INCOME TAXES

     No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Contract are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and realized gains (losses) are retained in the Contract and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

ANNUITY RESERVES

     Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

(3)  Purchases and Sales of Investments in Portfolio Shares

     The aggregate cost of purchases of investments in portfolio shares were $110,554,029 for the period February 12, 1998, through December 31, 1998. The aggregate proceeds from sales of investments in portfolio shares were $14,871,886 for the period February 12, 1998, through December 31, 1998.

(4)  Deductions and Expenses

     Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by mortality or expense experience because the Company assumes the mortality and expense risks under the contracts.

     The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

     The expense risk assumed by the Company is the risk that the deductions for sales and administrative expenses may prove insufficient to cover the actual sales and administrative expenses. The Company deducts daily from the Variable Account a fee, which is equal on an annual basis to 1.25 percent of the daily value of the total investments of the Variable Account, for assuming the mortality and expense risks. These fees were $378,316 for the period February 12, 1998, through December 31, 1998.

     Pursuant to an agreement between the Variable Account and the Company (which may be terminated by the Company at any time), the Company provides sales and administrative services to the Variable Account, as well as a minimum death benefit prior to retirement for the contracts. The Company may deduct a percentage of amounts surrendered to cover sales expenses. The percentage varies up to 7.00 percent based upon the number of years the contract has been held. In addition, the Company deducts units from individual contracts annually and upon full surrender to cover an administrative fee of $30, unless the value of the contract is $50,000 or greater. This fee is recorded as a redemption in the accompanying Statement of Changes of Net Assets. There were no sales and administrative charges for the period February 12, 1998, through December 31, 1998. The Company also deducts daily from the Variable Account a fee, which is equal on an annual basis to 0.15 percent of the daily value of the total investments of the Variable Account, for administrative expenses. These expenses were $45,397 for the period February 12, 1998, through December 31, 1998.

     The MVA account is subject to a market value adjustment if the amounts are withdrawn prior to the end of the guarantee period (with certain exceptions). The adjustment can be positive or negative depending on the changes in the U.S. Treasury rates during the holding period of the MVA contract. The adjustment charge for the period February 12, 1998, through December 31, 1998, was $527.

(5)  Other Transactions With Affiliates

     Conseco Equity Sales, Inc., an affiliate of the Company, is the principal underwriter and performs all variable annuity sales functions on behalf of the Company through various retail broker/dealers including Conseco Financial Services, Inc., an affiliate of the Company.

(6)  Net Assets

   Net assets consisted of the following at December 31, 1998:
================================================================================
Proceeds from the sales of units since organization,
   less cost of units redeemed ...............................    $  95,025,071
Undistributed net investment income ..........................          664,713
Undistributed net realized losses on sales of investments ....         (516,677)
Net unrealized appreciation of investments ...................        7,646,351
--------------------------------------------------------------------------------
     Net assets ..............................................    $ 102,819,458
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================
To The Board of Directors of Conseco Variable
Insurance Company and Contract Owners of
Great American Reserve Variable Annuity
Account F

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Great American Reserve Variable Annuity Account F (the "Account") at December 31, 1998, and the results of its operations and the changes in its net assets from inception
(February 12, 1998) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio shares owned at December 31, 1998 by correspondence with the custodians, provides a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 10, 1999>>